Fees Summary	Jun. 30, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,203,015.00
Previously Paid Amount	0.00
Total Fee Amount	166.14
Total Offset Amount	0.00
Net Fee	$ 166.14